                                                                    Exhibit 99.3
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


                                             ---------------------------------------------------------------------------------------
                                                    MARCH
                                                   MACHINE            SERVICES       PRE-PETITION         TOTAL             RKFD
                                                   --------           ---------      -------------        -----             -----
Cash                                                  2,164         1,083,254                           1,085,418         1,085,418
Inventory                                         6,511,218        17,846,163                          24,357,381        24,357,381
Accounts Receivable                               6,311,940         4,467,798           607,024        11,386,762        11,386,762
Insider Receivables                                    --                --                --                --                --
Land & Buildings                                    238,404           278,499              --             516,903           516,903
Furniture Fixtures & Equip.                        2,958,441         4,958,647              --           7,917,088         7,917,088
Accumulated Depreciation                         (2,226,322)       (4,100,032)             --          (6,326,354)       (6,326,354)
Other: Prepaid                                      180,651         1,175,481              --           1,356,132         1,356,132
Other: Intangibles                                2,548,559        36,074,231              --          38,622,790        38,622,790
                                              -------------------------------------------------------------------------------------
                   Total                         16,525,055        61,784,041           607,024        78,916,120        78,916,120
                                              =====================================================================================


 CIT Revolver                                          --          13,837,638                          13,837,638
 Term Loan (1) CIT/Baan Lease                          --             550,015              --             550,015
 Term Loan (5) CIT                                     --           2,651,486              --           2,651,486
 Sub Debt                                              --                --           4,000,000         4,000,000
 Accounts Payable                                   489,052         1,321,360              --           1,810,412
 Acct Pay - Chapter 11                                 --                --          12,935,365        12,935,365        14,803,599
 Holiday & Vacation Accrual                          (4,802)             --             517,186           512,384
Accrued Payroll                                        --                --                --                --
Accrued Severance                                      --             818,523              --             818,523
 Other Payroll Accrual                                 (353)          412,859        (1,143,939)         (731,433)
 Product Liability                                     --                --                --                --
 Taxes                                                 --                --                --                --
 Retiree Health & Pension                              --                --           2,014,806         2,014,806
 Commissions                                          2,250              --             179,435           181,685
 Customer Deposits                                3,057,622              --             265,492         3,323,114
 Accrued Interest                                      --                --             809,951           809,951
 All Other Accruals                                 (53,980)          516,524         3,172,454         3,634,998
 Long Term Pension                                     --            (624,511)        9,319,134         8,694,623
 Long Term Health                                        (1)          128,360        17,248,119        17,376,478
 Long Term CIT (5)                                     --                --                --                --
 Sub Debt - Banc One                                   --                --           2,000,000         2,000,000
 Sub Debt - PNC                                        --                --           2,000,000         2,000,000
 Sub Debt - Bradely                                    --                --           4,527,942         4,527,942
 Discount ON Sub Debt                                  --                --          (1,211,227)       (1,211,227)
 Common Stock                                          --             128,349              --             128,349
 Paid In Capital                                       --          34,229,697              --          34,229,697
 Initial Investment                              13,696,788       (43,146,384)             --         (29,449,596)
 Intercompany                                     9,925,393        89,147,774       (56,027,694)       43,045,473
 Excess Purchase Price                                 --         (16,242,000)             --         (16,242,000)
 Retained Earnings-Prior                         (8,662,024)      (20,295,961)             --         (28,957,985)
 Retained Earnings - Current                     (1,924,890)       (1,649,688)             --          (3,574,578)       (5,442,812)
                                              -------------------------------------------------------------------------------------
                                                 16,525,055        61,784,041           607,024        78,916,120         9,360,787
                                              =====================================================================================
                                                       --                --                --                --          69,555,333
                                             --------------------------------------------------------------------------------------



                                             --------------------------------------------------------------------------------------
                                                   TSD                    POW                 TOT                MOR
                                                   ---                    ---                 ---                ---
Cash                                                114,376                  396            1,200,190
Inventory                                         4,346,305                 --             28,703,686
Accounts Receivable                               1,668,926              178,802           13,234,490
Insider Receivables                                    --                   --                   --
Land & Buildings                                  1,298,113                 --              1,815,016
Furniture Fixtures & Equip                        5,260,266                 --             13,177,354
Accumulated Depreciation                         (4,875,508)                --            (11,201,862)
Other: Prepaid                                      844,051                 --              2,200,183
Other: Intangibles                                4,052,810                 --             42,675,600
                                             --------------------------------------------------------------------------------------
                   Total                         12,709,339              179,198           91,804,657
                                             ======================================================================================

 CIT Revolver                                                               --             13,837,638           16,489,124
 Term Loan (1) CIT/Baan Lease                        82,680              232,094              864,789              864,789
 Term Loan (5) CIT                                                          --              2,651,486
 Sub Debt                                                                   --              4,000,000
 Accounts Payable                                   138,676                 --              1,949,088            1,949,088
 Acct Pay - Chapter 11                            6,435,076            4,640,304           25,878,979
 Holiday & Vacation Accrual                                                 --                512,384            1,330,907
Accrued Payroll                                      71,006                 --                 71,006              432,259
Accrued Severance                                                           --                818,523
 Other Payroll Accrual                               80,078                 --               (651,355)             877,300
 Product Liability                                     --                318,792              318,792
 Taxes                                                 --                   --                   --
 Retiree Health & Pension                              --                   --              2,014,806           69,424,337
 Commissions                                           --                 20,000              201,685
 Customer Deposits                                     --                   --              3,323,114
 Accrued Interest                                      --                   --                809,951
 All Other Accruals                                    --                 40,713            3,675,711
 Long Term Pension                                     --                   --              8,694,623
 Long Term Health                                      --                658,853           18,035,331
 Long Term CIT (5)                                                          --                   --
 Sub Debt - Banc One                                   --                   --              2,000,000
 Sub Debt - PNC                                        --                   --              2,000,000
 Sub Debt - Bradely                                                         --              4,527,942            3,316,715
 Discount ON Sub Debt                                                       --             (1,211,227)
 Common Stock                                                               --                128,349           17,188,111
 Paid In Capital                                                            --             34,229,697
 Initial Investment                                    --             14,456,195          (14,993,401)
 Intercompany                                    (8,912,419)         (20,067,588)          14,065,466
 Excess Purchase Price                                                      --            (16,242,000)
 Retained Earnings-Prior                         14,532,435           (3,430,450)         (17,856,000)         (17,856,000)
 Retained Earnings - Current                        281,807            3,310,285           (1,850,720)          (1,850,720)
                                             --------------------------------------------------------------------------------------
                                                 12,709,339              179,198           91,804,657           92,165,910
                                             ======================================================================================
                                                       --                   --                   --             92,165,910
                                             --------------------------------------------------------------------------------------

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